UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2000

Commission File Number:         0000-23721

        LIFEPOINT, INC.
        (Exact name of registrant as specified in its charter)

DELAWARE                                                #33-0539168
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification Number)

10400 Trademark Street, Rancho Cucamonga, CA           91730

(Address of Principal Executive Offices)              (Zip Code)

(909) 466-8047
Registrant's Telephone Number, Including Area Code


Item 5. Other Information

On February 29, 2000, the Registrant held an initial closing of a private placement offering pursuant to Regulation D of the Securities Act of 1933 as to 884 units (each unit consisting of 2,500 shares of Common Stock and 2,500 Common Stock purchase warrants, at $5,000 per unit). The Registrant completed the offering on March 14,2000 for an additional 956 units. The Registrant received $9,200,000 in gross proceeds on a total placement of 1,840 units. In addition, on March 3, 2000, the Registrant's Common Stock achieved an average high bid/low asked prices for 20 trading days of $4.00 per share. This event invoked the mandatory redemption of the Series A Preferred Stock on March 24, 2000. The Pro Forma Financial Statements included in the Exhibits reflect both the sale of the Common Stock and the conversion of the Series A Preferred Stock as if they occurred on or prior to February 29, 2000.

Item 7. Financial Statements and Exhibits

(b)     Pro forma Financial Statements


Pro forma balance sheet as of February 29, 2000(unaudited)

Pro forma statement of operations for the eleven months ended
February 29, 2000(unaudited)

Pro forma statements of cash flows(unaudited)

Notes to the pro forma condensed combined financial statements (unaudited)



(c)     Exhibits

        99.2    Press release issued March 14, 2000.


SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

                                                LIFEPOINT, INC.
                                                (Registrant)


Date:   March 14, 2000                          By /s/ Michele A. Clark
                                                       Michele A. Clark
                                                       Controller and Chief
                                                       Accounting Officer


                            LIFEPOINT, INC.
                    (a Development Stage Enterprise)
                        BALANCE SHEET (unaudited)


                                                                             Proforma
                                              February 29,    Proforma       February 29,
                                                  2000       Adjustments        2000
ASSETS                                       -------------   -----------     ------------

Current assets:
  Cash and cash equivalents                  $ 1,232,171     $ 9,200,000      $10,432,171
  Prepaid expenses and other current assets       88,731            -              88,731
                                             -----------     -----------      -----------
          Total current assets                 1,320,902       9,200,000       10,520,902
 Property and equipment, net                     400,239            -             400,239
 Patents and other assets, net                    94,586            -              94,586
                                             -----------     -----------      -----------
                                             $ 1,815,727     $ 9,200,000      $11,015,727
                                             ===========     ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                           $   154,167     $      -         $   154,167
  Accrued expenses                               249,516            -             249,516
  Capital Lease -Short Term                      101,386            -             101,386
                                             -----------     -----------      -----------
          Total current liabilities              505,069            -             505,069

Capital Lease - Long Term                        112,240            -             112,240
Accrued Consulting - Long Term                   148,253            -             148,253
                                             -----------     -----------      -----------
                                                 765,562            -             765,562
Stockholders' equity:
   Series A 10% Cumulative Convertible
     Preferred Stock, $.001 par value,
     600,000 shares authorized, 427,375
     outstanding at February 29, 2000                427            (427)            -
   Common stock, $.001 par value;
     50,000,000 shares authorized,
     15,491,537 shares issued and
     outstanding at February 29, 2000             15,491          13,147           28,638
  Additional paid-in capital                  18,884,665       9,187,280       28,071,945
  Deficit accumulated in the
     development stage                       (17,850,418)           -         (17,850,418)
                                             -----------     -----------      -----------
           Total stockholders' equity          1,050,165       9,200,000       10,250,165
                                             -----------     -----------      -----------
                                             $ 1,815,727     $ 9,200,000      $11,015,727
                                             ===========     ===========      ==========


                                    LIFEPOINT, INC.
                           (A DEVELOPMENT STAGE ENTERPRISE)
                         STATEMENTS OF OPERATIONS (Unaudited)


                                                                                  Cumulative
                                          For the            For the                 From
                                        Eleven Months          Year             October 8, 1992
                                          Ended               Ended              (Inception) to
                                        February 29          March 31,              February 29,
                                          2000                 1999                    2000
                                        -----------          ------------        ----------------

Revenues                                $      -             $      -             $      -

Costs and Expenses:
  General and Administrative Expenses     1,321,357            1,483,135            4,757,559
  Research and Development                2,138,378            1,117,786            7,879,780
  Depreciation and Amortization              88,690              142,387              967,250
  Interest Expense - Parent                    -                    -                  95,790
  Management Fees - Parent                     -                    -               2,089,838
  Interest Expense                             -                    -                 119,300
                                        -----------          ------------        -------------
Total Costs and Expenses                  3,548,425            2,743,308           15,909,517

Loss from Operations                     (3,548,425)          (2,743,308)         (15,909,517)

Other Income/(Expense)                      126,611               46,595             (169,775)
                                        -----------          ------------        -------------
Net Loss                                $(3,421,814)         $(2,696,713)        $(16,079,292)
                                        ============         ============        =============
Earnings per Common Share:
  Weighted Average Common Shares
    Outstanding                          14,855,476           11,566,684
                                        ============         ============
Net Loss Per Common Share                   $(0.23)              $(0.23)
                                        ============         ============
 Earnings per Common Share, Assuming
  Dilution:
    Weighted Average Common Shares
      Outstanding                        14,855,476           11,566,684
                                        ============         ============
 Net Loss Per Common Share, Assuming
  Dilution                                  $(0.23)              $(0.23)
                                        ============         ============
 Proforma Earnings per Common Share,
  Assuming Dilution:
    Weighted Average Common Shares
      Outstanding                        14,894,840
                                        ============
 Net Loss Per Common Share, Assuming
  Dilution                                  $(0.23)
                                        ============


                                      LIFEPOINT, INC.
                            (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF CASH FLOWS (Unaudited)


                                                                                              Proforma
                                                                                            Cumulative From
                                                   For the Eleven                           October 8, 1992
                                                    Months Ended                            (Inception) to
                                                    February 29,     Proforma                 February 29,
                                                        2000         Adjustments                 2000
Cash flow from operating activities:
        Net loss                                   $ (3,421,814)     $      -               $(17,792,126)

Adjustments to reconcile net loss to net cash
        used by operating activities:
          Depreciation and amortization                  88,690             -                  1,007,769
          Consulting expense                               -                -                    361,160
          Loss on disposal of property and equipment       -                -                    237,976
          Loss on marketable securities                    -                -                    627,512
          Amortization of bond discount                    -                -                     (4,855)
Changes in operating assets and liabilities:
        Change in prepaid expenses and other
          current assets                                (52,849)            -                     35,670
        Change in other assets                          (11,005)            -                    (33,471)
        Change in accounts payable                      (77,097)            -                    208,526
        Change in accrued expenses                         (691)            -                   (118,610)
                                                    ------------     ------------           --------------
          Net cash used by operating activities      (3,474,766)            -                (15,470,449)

Cash flow from investing activities:
        Sale of marketable securities                      -                -                  3,285,625
        Purchases of marketable securities                 -                -                 (3,908,281)
        Purchases of property and equipment            (118,896)            -                   (722,459)
        Proceeds from sale of property and
              equipment                                    -                -                     80,828
        Patent costs                                    (13,893)            -                    (70,817)
                                                    ------------     ------------           --------------
          Cash used by investing activities            (132,789)            -                 (1,335,104)

Cash flow from financing activities:
        Sales of common stock                           102,140        9,200,000              19,348,366
        Expenses of common stock offering               (42,347)            -                 (1,723,933)
        Sales of preferred stock                           -                -                  6,000,000
        Expenses of preferred stock offering            (18,374)            -                   (738,451)
        Exercise of stock options                         1,875             -                     22,473
        Advances on note receivable - Parent               -                -                 (1,917,057)
        Collection on note receivable - Parent             -                -                  1,634,762
        Proceeds of loan payable - Parent                  -                -                  4,715,067
        Payment of loan payable - Parent                   -                -                 (1,299,782)
        Proceeds of capital leases                         -                -                    101,572
        Payments of capital leases                         -                -                   (105,293)
        Proceeds of brokerage loan payable                 -                -                  2,674,683
        Payments of brokerage loan payable                 -                -                 (2,674,683)
                                                    ------------     ------------           --------------
          Net cash provided by financing activities      43,294        9,200,000              26,037,724

Increase (decrease) in cash and cash equivalents     (3,564,261)       9,200,000               9,232,171
                                                    ------------     ------------           --------------
Cash and cash equivalents - beginning of period       4,796,432        1,232,171                    -

Cash and cash equivalents - end of period           $ 1,232,171      $10,432,171             $ 9,232,171
                                                    ============     ===========            =============
Supplemental disclosure of cash information:
        Cash paid for interest                      $    24,815      $      -                    216,861
                                                    ============     ===========            =============
Non-cash operating activities:
        Value of common stock for consulting
          services                                  $      -         $      -               $    203,340
                                                    ============     ===========            =============
Non-cash investing activities:
        Value of assets transferred to lessor
          in lieu of payment on capital leases      $      -         $      -               $     71,405
                                                    ============     ===========            =============
Non-cash financing activities:
        Value of common stock issued and
          additional paid-in capital for the
          transfer of assets from Parent            $      -         $      -               $    781,060
                                                    ============     ===========            =============
        Value of common stock issued to Parent
          and additional paid-in capital for the
          forgiveness of debt                       $      -         $      -               $  3,160,502
                                                    ============     ===========            =============
        Value of common stock warrants issued
          for consulting services                   $      -         $      -               $    187,500
                                                    ============     ===========            =============
        Value of common stock issued and additional
          paid-in capital issued as dividends
          on preferred stock conversions            $    50,114      $      -               $     54,978
                                                    ============     ===========            =============
        Value of common stock warrants issued
          for preferred stock offering              $      -         $      -               $    133,559
                                                    ============     ===========            =============
        Value of preferred stock converted to
          common stock                              $     2,607      $     8,547            $     12,000
                                                    ============     ===========            =============


Notes To Pro Forma Financial Statements


1) On February 29, 2000, the Registrant held an initial closing of a private placement offering pursuant to Regulation D of the Securities Act of 1933 as to 884 units (each unit consisting of 2,500 shares of Common Stock and 2,500 Common Stock purchase warrants) at $5,000 per unit. The Registrant completed the offering on March 14, 2000 for an additional 956 units. The Registrant received $9,200,000 in gross proceeds on a total placement of 1,840 units. The Registrant, accordingly, issued an aggregate of 4,600,000 shares of Common Stock.

2) On March 3, 2000, the Registrant's 20 trading day average high bid/low asked prices reached $4 per share invoking the mandatory redemption of the Series A Preferred Stock on March 24, 2000. The outstanding 427,375 shares of Series A Preferred Stock will be converted into 8,547,500 shares of Common Stock.

3) The unaudited pro forma balance sheet of the Registrant as of February 29, 2000 assumes the completion of the sale of 4,600,000 shares of the Common Stock and the conversion of 427,375 shares of the Series A Preferred Stock, but do not include the calculation of the dividend on the preferred conversion.

4) The unaudited pro forma statements of operations for the year ended March 31, 1999 and the eleven months ended February 29, 2000 present the actual results of operations through the respective periods. However, the weighted average shares outstanding and the earnings per share for the period ending February 29, 2000 assumes both the conversion of the Series A Preferred and the completion of the private placement offering.

5) The unaudited pro forma statements of cash flows for the eleven months ended February 29, 2000 and the cumulative October 8, 1992 (inception) through February 29, 2000 present the actual cash flows through the respective periods with the additional $9,200,000 received in the recently closed placement.

6) The unaudited pro forma financial statements have been prepared by the Registrant and all calculations have been made based upon assumptions deemed appropriate. The unaudited pro forma financial statements were prepared utilizing the accounting policies of the Registrant as described in the Annual Report on Form 10K. The pro forma adjustments reflect the gross proceeds from the private placement and, accordingly, may be subject to certain adjustments as the Registrant finalizes the offering and related expenses in accordance with generally accepted accounting principles.

7) The unaudited pro forma financial information should be read in conjunction with the Registrant's historical financial statements and notes thereto contained in the 1999 Annual Report on Form 10-K, the Quarterly Reports on Form 10-QSB for the quarters ended June 30, 1999, September 30, 1999 and December 31, 1999 and on January 27, 2000 the Registrant filed Post-Effective Amendment No. 2 to Form S-1 with fully reviewed financial statements.